Third Amendment to the Licensing Agreement previously entered into on the 12th day of July, 2010

Between:

Nanotech Industries Inc., a Delaware corporation.

hereinafter referred to as “Licensor” or the “Company”

And:

Nanotech Industries International Inc., a Nevada corporation (and a wholly owned subsidiary of Hybrid Coating Technologies Inc.)

hereinafter referred to as “NTI”

(collectively referred to as the “Parties”)

WHEREAS the Parties previously entered into a Licensing Agreement on July 12, 2010 (“Licensing Agreement”) and into an Amendment Agreement on March 17, 2011 and into a Second Amendment Agreement on July 7, 2011 (collectively the “Agreement”);

WHEREAS for consideration duly acknowledged and received, the Parties would like to amend the Agreement solely to extend the Exclusivity Period;

WHEREAS to this end the Parties have agreed to enter into this Third Amendment to the Licensing Agreement (“Third Amendment Agreement”):

1.	The Exclusivity Period as defined in Section 3 (i) of the Licensing Agreement is hereby extended by a period of thirty-six months and shall terminate on July 12, 2016 (“Extended Exclusivity Period”).

2.	Any reference to the Exclusivity Period in the Agreement, including but not limited to Section 3 of the Licensing Agreement, shall have the meaning of the Extended Exclusivity Period.

3.

The Agreement, as amended by this Third Amendment Agreement, remains in full force and effect and is hereby ratified and confirmed. Provisions of the Agreement that have not been amended or terminated by this Third Amendment Agreement remain in full force and effect, unamended.

4.	The Parties expressly warrant and guarantee that they have obtained all necessary requisite approvals and that they have the authority to enter into this Third Amendment Agreement.

5.	The Preamble to this Third Amendment Agreement is incorporated herein by this reference and made a material part of this Third Amendment Agreement.

6.

This Third Amendment Agreement may be signed in one or more counterparts, each of which so signed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Parties have executed and delivered this Third Amendment Agreement on June 28, 2013.

Nanotech Industries International Inc.

By: /s/:Joseph Kristul

Title: President

Nanotech Industries Inc.

By: /s/:Joseph Kristul

Title: President